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EXHIBIT 10.16

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

        This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of June 30, 2004 (this "Amendment"), among AFFINITY GROUP, INC. (the "Borrower"), THE GUARANTORS PARTY HERETO (the "Guarantors"), THE LENDERS PARTY HERETO (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the "Syndication Agent"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Administrative Agent (the "Administrative Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent and the Syndication Agent, the "Agents").

        WHEREAS, the Note Purchase Agreement (as defined below) provides that the Lenders may make Term Loans to the Borrower; and

        WHEREAS, the Credit Parties wish to amend the Note Purchase Agreement to permit the Borrower and the other Credit Parties to permit additional transactions with Affiliates;

        NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

        1.    Reference to Note Purchase Agreement.    Reference is made to the Amended and Restated Note Purchase Agreement dated as of June 24, 2003, as amended by the First Amendment to the Note Purchase Agreement dated as of February 18, 2004, among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the "Note Purchase Agreement"). Capitalized terms used herein which are defined in the Note Purchase Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

        2.    Amendment to Note Purchase Agreement.    The Credit Parties, the Lenders, and the Agents agree that Section 7.7 of the Note Purchase Agreement is hereby amended, effective as of the date hereof, by deleting the reference to "$2,000,000" in clause (v) of the proviso at the end of said section and replacing it with "$10,000,000."

        3.    No Default; Representations and Warranties, etc.    The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Note Purchase Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Note Purchase Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

        4.    Conditions to this Amendment.    This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Required Senior Lenders:

        Counterparts of Amendment.    The Administrative Agent shall have received from the Credit Parties and the Required Senior Lenders either (i) a counterpart of this Amendment signed on behalf of the Lenders which are parties to the Note Purchase Agreement and an amendment to the Credit Agreement signed on behalf of the Lenders which are parties to the Credit Agreement or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

        Other Documents.    The Administrative Agent shall have received such other documents as any Agent or Special Counsel shall have reasonably requested.

        Expenses.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Note Purchase Agreement.

        5.    Miscellaneous.

        Except to the extent specifically amended or waived hereby, the Note Purchase Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Note Purchase Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. The foregoing waivers shall apply solely to the provisions of the Note Purchase Agreement specified herein for the periods and purposes specified herein. Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Note Purchase Agreement.

        This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

        This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER
AFFINITY GROUP, INC.
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Sr. Vice President
SUBSIDIARIES/GUARANTORS
AFFINITY ADVERTISING, LP
By:	VBI, INC., its General Partner
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Sr. Vice President

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Sr. Vice President

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

        The undersigned hereby agrees to the provisions of Section 2 and 3 and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of June 24, 2003 remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AGI HOLDING CORP.
By:	/s/ PAUL SCHEDLER Name: Paul Schedler Title: Vice President
ADMINISTRATIVE AGENT and SYNDICATION AGENT
CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent
By:	/s/ JONATHAN RABINOWITZ Name: Jonathan Rabinowitz Title: CIBC World Markets Corp. As Agent
LENDER

APEX (IDM) CDO I, LTD.
ELC (CAYMAN) LTD.
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
TRYON CLO LTD. 2000-I
By: David L. Babson & Company & Company Inc.
as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director

LENDER
BABSON CLO LTD. 2003-i By: David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director
LENDER
By Callidus Debt Partners CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ MAVIS TAINTOR Name: Mavis Taintor Title: Managing Director
Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate
By:	/s/ CHARLES A. STEARNS Name: Charles A. Stearns Title: Vice President
Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate
By:	/s/ CHARLES A. STEARNS Name: Charles A. Stearns Title: Vice President

LENDER
ELF Funding Trust III
By:	New York Life Investment Management LLC, as Attorney-in-Fact
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director
New York Life Insurance and Annuity Corporation
By:	New York Life Investment Management LLC, its Investment Manager
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director
NYLIM Flatiron CLO 2003-1 Ltd.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney- in-Fact
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director
LENDER
Franklin CLO I, Limited
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President

LENDER
Franklin CLO III, Limited
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President
LENDER
Franklin CLO IV, Limited
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President
LENDER
FRANKLIN FLOATING RATE DAILY ACCESS FUND
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President
LENDER
FRANKLIN FLOATING RATE MASTER SERIES
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President
LENDER
FRANKLIN FLOATING RATE TRUST
By:	/s/ RICHARD HSU Name: Richard Hsu Title: Vice President

LENDER
GoldenTree High Yield Master Fund, Ltd.
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager
LENDER
GoldenTree High Yield Opportunities I, LP.
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager
LENDER
GoldenTree High Yield Opportunities II, LP.
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager
LENDER
GoldenTree Loan Opportunities I, Limited
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager

LENDER
GoldenTree Loan Opportunities II, Limited
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager
LENDER
Hamilton CDO, LTD.
By:	Stanfield Capital Partners LLC As its Collateral Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
LENDER
Landmark CDO Limited
By:	/s/ ALEX BALDWIN Name: Alex Baldwin Title: Authorized Signatory
LENDER
Landmark II CDO Limited
By:	/s/ ALEX BALDWIN Name: Alex Baldwin Title: Authorized Signatory

LENDER
MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director
LENDER
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director
LENDER
SIMSBURY CLO, LIMITED
By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director

LENDER
Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners LLC as its Asset Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
LENDER
SUFFIELD CLO, LIMITED
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ ADRIENNE MUSGNUG Name: Adrienne Musgnug Title: Managing Director
LENDER
SunAmerica Senior Floating Rage Fund Inc.
By:	Stanfield Capital Partners LLC as subadvisor
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
LENDER
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ RICHARD J. SALMON Name: Richard J. Salmon Title: Vice President

LENDER
Venture CDO 2002, Limited
By	its investment advisor MJX Asset Management LLC
By:	/s/ MICHAEL G. REGAN Name: Michael G. Regan Title: Director
LENDER
Venture II CDO, Limited
By	its investment advisor MJX Asset Management LLC
By:	/s/ MICHAEL G. REGAN Name: Michael G. Regan Title: Director
LENDER
Windsor Loan Funding, Limited
By:	Stanfield Capital Partners LLC as its Investment Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner

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SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT
AGREEMENT OF HOLDING COMPANY AND RATIFICATION OF NONRECOURSE GUARANTY